SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                 SUSSEX BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ]     $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)     Title of each class of securities to which transaction applies:

                ---------------------------------------------------------------

        (2)     Aggregate number of securities to which transaction applies:

                ---------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                ---------------------------------------------------------------

        (4)     Proposed maximum aggregate value of transaction:

                ---------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)     Amount Previously Paid:

                --------------------------------------------------------------

         2)     Form, Schedule or Registration Statement No.:


                --------------------------------------------------------------

         3)     Filing Party:

                --------------------------------------------------------------

         4)     Date Filed:

                --------------------------------------------------------------

                              [LOGO] SUSSEX BANCORP
       399 ROUTE 23, P.O. BOX 353 . FRANKLIN, N.J. 07416 . (201) 827-2404

SUSSEX BANCORP
399 STATE HIGHWAY 23
P.O. BOX 353
FRANKLIN, NJ 07416

                                                                March 31, 1998

To Our Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Sussex Bancorp (the "Company"), the holding company for The Sussex County State Bank (the "Bank"), to be held on April 22, 1998 at 3:30 p.m. at the Bank's Newton branch, 15 Trinity Street, Newton, New Jersey.

         At the Annual Meeting stockholders will be asked to consider and vote upon the election of two directors whose terms expire this year.

         The Board of Directors of the Company believes that the election of its nominees to the Board of Directors is in the best interests of the Company and its stockholders and unanimously recommends that you vote "FOR" each of the Board's nominees.

         YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED.


                                               Very truly yours,

                                               /s/ William E. Kulsar

                                               William E. Kulsar
                                               Secretary

                                 SUSSEX BANCORP
                              399 STATE HIGHWAY 23
                                  P.O. BOX 353
                               FRANKLIN, NJ 07416

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 22, 1998

         Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Sussex Bancorp (the "Company") will be held at the Bank's Newton branch, 15 Trinity Street, Newton, New Jersey, on April 22, 1998, at 3:30 p.m. for the purpose of considering and voting upon the following matters:

         1. The election of the two (2) persons named in the accompanying Proxy Statement to serve as directors of the Company for a term of three (3) years and until their successors are elected and duly qualified; and

         2.       Such other  business as shall  properly come before the Annual
                  Meeting.

         Stockholders of record at the close of business on February 27, 1998 are entitled to notice of and to vote at the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, it is suggested that the enclosed proxy be executed and returned to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later proxy or by delivering a written notice of revocation to the Company.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ William E. Kulsar

                                          William E. Kulsar, Secretary

Franklin, New Jersey
March 31, 1998

                   IMPORTANT---PLEASE MAIL YOUR PROXY PROMPTLY

                                 SUSSEX BANCORP
                              399 STATE HIGHWAY 23
                                  P.O. BOX 353
                               FRANKLIN, NJ 07416

                      ------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 22, 1998

                       -----------------------------------


SOLICITATION AND VOTING OF PROXIES

         This Proxy Statement is being furnished to stockholders of Sussex Bancorp (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on April 22, 1998, at 3:30 p.m., at the Bank's Newton branch, 15 Trinity Street, Newton, New Jersey and at any adjournments thereof. The 1997 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 1997, and a proxy card, accompanies this Proxy Statement, which is first being mailed to record holders on or about March 31, 1998.

         Regardless of the number of shares of common stock, no par value, of the Company ("Common Stock") owned, it is important that you vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.

         Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that may be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

         A proxy may be revoked at any time prior to its exercise by sending a written notice of revocation to the Company, 399 State Highway 23, P.O. Box 353, Franklin, New Jersey 07416, Attn: Candace A. Leatham. A proxy filed prior to the Annual Meeting may be revoked by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and The Sussex County State Bank (the "Bank"), its wholly-owned subsidiary, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

         The securities which may be voted at the Annual Meeting consist of shares of the Company's Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

         The close of business on February 27, 1998, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 700,749 shares.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         The proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under New Jersey law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

                              ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation and its Bylaws authorize a minimum of five (5) and a maximum of twenty-five (25) directors but leave the exact number to be fixed by resolution of the Board of Directors. The Board has fixed the number of directors at six (6).

         Directors will be elected to serve for staggered terms of three years each, with the term of office of two (2) directors expiring each year. Directors serve until their successors are duly elected and qualified.

         If, for any reason, any of the nominees become unavailable for election, the proxy solicited by the Board of Directors will be voted for a substitute nominee selected by the Board of Directors. The Board has no reason to believe that any of the named nominees is not available or will not serve if elected. UNLESS AUTHORITY TO VOTE FOR THE NOMINEE IS WITHHELD, IT IS INTENDED
THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.



         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES

         The following tables set forth, as of the Record Date, the names of the nominees for election and those directors whose terms continue beyond the annual meeting, their ages, a brief description of their recent business experience, including present occupations, and the year in which each became a director of the Company or the Bank. No nominee is a director of another company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.


                                     TABLE I
                        NOMINEES FOR 1998 ANNUAL MEETING

------------------------------- ---------------------------------------------------- ------------------- -------------------
       NAME, AGE AND POSITION              PRINCIPAL OCCUPATIONS DURING                   DIRECTOR              TERM
          WITH THE COMPANY                        PAST FIVE YEARS                         SINCE (1)            EXPIRES
------------------------------- ---------------------------------------------------- ------------------- -------------------
Irvin Ackerson, 75              Excavating Contractor Ackerson Contracting Co.,
Director                        Oak Ridge, New Jersey                                       1976         2001
------------------------------- ---------------------------------------------------- ------------------- -------------------
William E. Kulsar, 60           Certified Public Accountant
Secretary and Director          Caristia, Kulsar & Wade, P.A.                               1976         2001
                                Sparta, New Jersey
------------------------------- ---------------------------------------------------- ------------------- -------------------

-----------------------------------------
(1)      Includes prior service on Board of Directors of the Bank.

                                    TABLE II

    DIRECTORS OF THE COMPANY WHOSE TERMS CONTINUE BEYOND THIS ANNUAL MEETING

------------------------------- ---------------------------------------------------- ------------------- -------------------
       NAME, AGE AND POSITION              PRINCIPAL OCCUPATIONS DURING                   DIRECTOR              TERM
          WITH THE COMPANY                        PAST FIVE YEARS                         SINCE (1)            EXPIRES
------------------------------- ---------------------------------------------------- ------------------- -------------------
Richard Scott, 61               Dentist, Richard Scott, DDS
Director                        Franklin, New Jersey                                        1976         1999
------------------------------- ---------------------------------------------------- ------------------- -------------------
Joseph Zitone, 66               General Contractor, Zitone Construction
Director                        Montague, New Jersey                                        1984         1999
------------------------------- ---------------------------------------------------- ------------------- -------------------
Donald L. Kovach, 62            Donald L. Kovach, Attorney at Law
Chairman of the Board, CEO      Franklin, New Jersey                                        1976         2000
------------------------------- ---------------------------------------------------- ------------------- -------------------
Joel D. Marvil, 63              President/CEO of Manufacturing Co.
Director                        Ames Rubber Corporation                                     1989         2000
                                Hamburg, New Jersey
------------------------------- ---------------------------------------------------- ------------------- -------------------

----------------------------------------
(1)     Includes prior service on Board of Directors of the Bank

BOARD OF DIRECTORS' MEETINGS; COMMITTEES OF THE BOARD

         The Board of Directors of the Company held 12 meetings during 1997. The Board of Directors holds regularly scheduled meetings each month and special meetings as circumstances require. All of the directors of the Company attended at least 75% of the total number of Board meetings held and committee meetings held during 1997.

         AUDIT  COMMITTEE.  The  Company  and the  Bank  have a  standing  Audit
Committee of the Board of Directors. This committee arranges for the Bank's directors' examinations through its independent certified public accountant, reviews and evaluates the recommendations of the directors' examinations, receives all reports of examination of the Company and the Bank by appropriate regulatory agencies, analyzes such regulatory reports, and reports to the Board the results of its analysis of the regulatory reports. This committee also receives reports directly from the Company's internal auditing department and recommends any action to be taken in connection therewith. The Audit Committee met four times during 1997. The Audit Committee consisted during 1997 of Directors Kulsar (Chairman), Scott and Marvil.

         COMPENSATION COMMITTEE. The Company maintains a Compensation Committee which sets the compensation for the executive officers of the Company. In 1997, the Compensation Committee consisted of Directors Marvil (Chairman), Ackerson and Kulsar and met once.

         The Company does not maintain a separate Nominating Committee. The full Board acts as a Nominating Committee.

COMPENSATION OF DIRECTORS

         Directors of the Company are not compensated for their service of the Company's Board of Directors. Directors of the Bank, other than full-time employees of the Bank, receive an annual retainer of $1,000. In addition, directors who are not full-time employees of the Bank receive a fee of $500 for each regular monthly Board meeting or special Board meeting attended and $100 for each committee meeting attended. In addition, each director who undertakes a special project at the request of management of the Bank and with Board of Director approval is paid at an hourly rate of $100 per hour for their time spent on the project.

         The Company maintains the 1995 Stock Option Plan for Non-Employee Directors (the "Non-Employee Plan), the purpose of which is to assist the Company in attracting and retaining qualified persons to serve as members of the Board of Directors. Under the Non-Employee Plan, options to purchase up to a total of 32,000 shares of Common Stock may be granted at exercise prices which may not be less than the fair market value of the Common Stock on the date of grant. Under the Non-Employee Plan, each non-employee director elected at the 1995 Annual Meeting was granted an option to purchase 3,000 shares at $11.25 per share. In addition, each non-employee director who is elected or re-elected to serve on the Board of Directors at succeeding annual meetings will be granted an option to purchase 500 shares of Common Stock at the time of such re-election. The exercise price for options granted in connection with the 1997 annual meeting was $18.00.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information concerning the beneficial ownership of shares of Common Stock as of January 31, 1998, by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company described in this Proxy Statement under the caption "Executive Compensation" and (iv) all directors and executive officers of the Company as a group. Other than as set forth in this table, the Company is not aware of any individual or group which holds in excess of 5% of the outstanding Common Stock.

====================================================================================================================

                                                            NUMBER OF SHARES                       PERCENT
          NAME OF BENEFICIAL OWNER                       BENEFICIALLY OWNED (1)                    OF CLASS
          ------------------------                       ----------------------                    --------
---------------------------------------------- ------------------------------------------- -------------------------
Irvin Ackerson                                                 14,514 (2)                           2.07%
---------------------------------------------- ------------------------------------------- -------------------------
Donald L. Kovach                                             68,249 (3)(4)                          9.70%
---------------------------------------------- ------------------------------------------- -------------------------
William E. Kulsar                                            43,254 (4)(5)                          6.15%
---------------------------------------------- ------------------------------------------- -------------------------
Joel D. Marvil                                                   20,024(6)                          2.85%
---------------------------------------------- ------------------------------------------- -------------------------
Richard Scott                                                    23,952(7)                          3.41%
---------------------------------------------- ------------------------------------------- -------------------------
Joseph Zitone                                                    38,750(8)                          5.53%
---------------------------------------------- ------------------------------------------- -------------------------
Directors & Principal Officers as a Group
(6 persons)                                                     158,176                            22.63%
---------------------------------------------- ------------------------------------------- -------------------------
BENEFICIAL OWNERS OF MORE THAN 5% OF COMMON
STOCK:
---------------------------------------------- ------------------------------------------- -------------------------
Ambrose Hamm
P.O. Box E
Branchville, NJ 07826                                           68,886                              9.86%
====================================================================================================================

(1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person, either directly or through the dividend reinvestment plan.

(2) Includes 5,179 shares owned by Mr. Ackerson's wife. Also includes 4,000 shares purchasable upon the exercise of immediately exercisable stock options.

(3) Includes 8,137 shares owned by Mr. Kovach's wife, 16 shares registered in the name of Kovach, Fitzgibbons & Goovaerts Trust, FBO Donald L. Kovach, 2,154 shares in the name of Merrill Lynch Pierce Fenner & Smith, FBO Donald L. Kovach and 1,597 shares in the name of Merrill Lynch Pierce Fenner & Smith, FBO Betty J. Kovach. Also includes 4,445 shares purchasable upon the exercise of immediately exercisable stock options.

(4) Includes 28,622 shares over which Messrs. Kovach and Kulsar have shared voting authority as administrators for The Sussex County State Bank Employee Stock Ownership Plan.

(5) Includes 10,632 shares registered in the name of the Caristia, Kulsar & Wade, P.A. Profit Sharing Plan. Also includes 4,000 shares purchasable upon the exercise of immediately exercisable stock options.

(6) Also includes 4,000 shares purchasable upon the exercise of immediately exercisable stock options.

(7) Also includes 3,500 shares purchasable upon the exercise of immediately exercisable stock options.

(8) Includes 4,922 shares owned by the Zitone Construction & Supply Co., Inc. Profit Sharing Plan Trust. Also includes 2,000 shares purchasable upon the exercise of immediately exercisable stock options.


ANNUAL EXECUTIVE COMPENSATION AND ALL OTHER COMPENSATION

         The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Company and each of the four (4) most highly compensated executive officers whose individual remuneration exceeded $100,000 for the last fiscal year.

                                            SUMMARY COMPENSATION TABLE

                                          CASH AND CASH EQUIVALENT FORMS
                                                  OF REMUNERATION
                                                  ---------------

=============================================================================================================================
                                         Annual Compensation                   Award             Payouts
                                         -------------------                   -----             -------
                                                                             Securities
                                                                             Underlying      LTIP        All Other
Name and Principal                                         Other Annual     Options/SARs   Payouts     Compensation
Position               Year       Salary ($)   Bonus ($)   Compensation ($)     (#)          ($)           ($)
------------------     ----       ----------   ---------   ----------------   -------       -----         -----
                                                                (2)
-----------------------------------------------------------------------------------------------------------------------------
Donald L. Kovach,
Chairman of the        1997         139,615       -0-           5,256           500          None          -0-
Board and CEO
-----------------------------------------------------------------------------------------------------------------------------
                       1996(1)     $ 85,700       -0-            ---            -0-          None          -0-
=============================================================================================================================

------------------------------
(1)      Mr. Kovach became Chief Executive Officer of the Company on January 17,
         1996.

(2) During the fiscal years presented, the Company provided additional life insurance and an automobile and provided a match to Mr. Kovach's 401(k) plan account membership for Mr. Kovach. The use made thereof for personal purposes did not exceed 10% of the total cash compensation to such persons which is the sum of base salary and bonus and therefore is not included in the above table.

         The Company and the Bank have entered into an Employment Agreement with Mr. Donald L. Kovach pursuant to which he serve as President and Chief Executive Officer of the Company and the Bank. The Employment Agreement provides for a term commencing January 1, 1997 and terminating on December 31, 1999. The Employment Agreement provides that Mr. Kovach will receive a base salary of $140,000, subject to increase or decrease, and may be granted a discretionary bonus as determined by the Board of Directors. The Employment Agreement permits the Company to terminate Mr. Kovach's employment for cause at any time. The Employment Agreement defines cause to mean personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of law, rule or regulation, other than traffic violations or similar offenses, or violation of a final cease and desist order, or a material breach of any provision of the Agreement. In the event Mr. Kovach is terminated for any reason other than cause, or in the event Mr. Kovach resigns his employment because he is reassigned to a position of lesser rank or status than President and Chief Executive Officer, his place of employment is relocated by more than 30 miles from its location on the date of the Agreement, or his compensation or other benefits are reduced, Mr. Kovach, or in the event of his death, his beneficiary, will be entitled to receive his base salary at the time of such termination or resignation for the remaining term of the Agreement. In addition, the Company will continue to provide Mr. Kovach with certain insurance and other benefits through the end of the term of the Agreement. Mr. Kovach's Employment Agreement further provides that upon the occurrence of a change in control of the

Company, as defined in the Employment Agreement, and in the event Mr. Kovach is terminated for reasons other than cause or in the event Mr. Kovach, within 18 months of the change in control, resigns his employment for the reasons discussed above, he shall be entitled to receive a severance payment based upon his then current base salary. Under the Agreement, in the event the change in control occurs during the first year of the Agreement, the severance payment would equal Mr. Kovach's then current base salary, if a change in control occurs during the second year of the Agreement, the severance payment would equal twice Mr. Kovach's then current base salary, and if a change in control occurs during the third year of the Agreement, the severance payment would equal 2.99 times Mr. Kovach's then current base salary. The Employment Agreement also prohibits Mr. Kovach from competing with the Bank and the Company for a period of one year following termination of his employment.

NON-QUALIFIED BANK STOCK OPTION PLAN

         The Company maintains the 1988 Non-Qualified Stock Option Plan. As of December 31, 1997, options to purchase 31,857 authorized shares of Common Stock may be granted under the 1988 Non-Qualified Stock Option Plan. Options may be granted to any officer of the Company, at a grant price not to be less than 85% of its fair market value at the grant date. Options are exercisable when granted, with the term of the option determined by the Bank's Board of Director's but not to exceed five years. As of December 31, 1997, no options have been granted.

INCENTIVE STOCK OPTION PLAN

         The Company maintains the 1995 Incentive Stock Option Plan which provides for options to purchase shares of Common Stock to be issued to key employees of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate in the future. Individual employees to whom options will be granted under the Plan are selected by the Stock Option Committee of the Board of Directors. The Stock Option Committee has the authority to determine the terms and conditions of options granted under the Plan and the exercise price therefor, which may be no less than the fair market value of the Common Stock.

         The following table sets forth information regarding stock option grants to the individuals named in the table above:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

==============================================================================================================================
                                INDIVIDUAL GRANTS

------------------------------------------------------------------------------------------------------------------------------
                      Number of Securities        % of Total
                           Underlying         Option/SARs Granted     Exercise or                          Present Value of
                          Options/SARs         to Employees in        Base Price          Expiration       Option on Date of
      Name               Granted (#)(1)          Fiscal Year            ($/SH)               Date            Grant($)(2)
      ----               --------------          -----------            ------               ----            -----------

------------------------------------------------------------------------------------------------------------------------------
Donald L. Kovach              500                    22%                 $18.00             7/22/02             $9,000
==============================================================================================================================

-------------------------
(1) All options are immediately exercisable.

(2) The present value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions: dividend yield of 2.0%, expected volatility of 16.0%, risk free interest rate of 6.6%, and an expected life of five (5) years.



         The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers of the Company named in the table above. No stock options were exercised by such executive officers during 1997:


                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                        YEAR AND FY-END OPTION/SAR VALUES

==============================================================================================================================

                                                                                                 Value of Unexercised
                                                                    Number of Securities         In-the-Money Options/SARs at
                                                                    Underlying Unexercised       FY-End ($) (based on $19.75
                                                                    Options/SARs at FY-End (#)   per share)
                          Shares Acquired on    Value Realized      Exercisable/                 Exercisable/
  Name                    Exercise (#)            $                 Unexercisable                Unexercisable
  ----                    ------------          -----               ---------------              -----------------
------------------------------------------------------------------------------------------------------------------------------

Donald L. Kovach              -0-                -0-                     3,500                        $21,125
==============================================================================================================================

INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

         The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to directors, executive officers and their associates (i.e. corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more). These loans have all been made in the ordinary course of the Bank's business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

         The Bank paid $19,713 to Kovach, Vanderwiele and Gavan, Attorney at Law at which Donald L. Kovach, Chairman of the Board and Chief Executive Officer, is a member, for legal services rendered to the Bank during fiscal 1997. Said firm renders legal services to the Bank on a continuing basis.

         The Bank paid $11,831 during fiscal 1997 to Caristia, Kulsar & Wade, P.A., Certified Public Accountants, at which William E. Kulsar, Secretary and a Director of the Company and the Bank is a member, for accounting services rendered to the Bank for IRS filing purposes and other accounting services beyond those provided by the annually retained independent public accountants. Caristia, Kulsar, & Wade, P.A. continues to render accounting services to the Bank.

         The Bank paid $12,370 to Irvin Ackerson for appraisal services rendered to the Bank during fiscal 1997. Irvin Ackerson continues to render appraisal services to the Bank.

         The Bank leases its Montague branch office from Montague Mini Mall, Inc. under a lease covering 1,200 square feet. The lease agreement was renewed as of April 1, 1997. As renewed, the lease will terminate on March 31, 2002, and provides for a monthly rent of $1,650. Mr. Joseph Zitone, a Director of the
Company,  is a majority  stockholder  of Montague  Mini Mall,  Inc.  The Company considers the lease terms to be comparable to those which exist with unaffiliated third parties.

RECOMMENDATION AND VOTE REQUIRED

         Nominees will be elected by a plurality of the shares voting at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ITS NOMINEES "FOR" THE BOARD OF DIRECTORS.

                              INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended December 31, 1997 were Arthur Andersen LLP ("Andersen"). Andersen has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.

         The Company's Board of Directors has appointed Radics & Co., L.L.P. to serve as independent auditors for the year ending December 31, 1998. The decision to change auditors was recommended by the Audit Committee and was approved by the Company's Board of Directors. For the fiscal years ended December 31, 1997 and 1996, there have been no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with their reports. The independent auditor's report on the consolidated financial statements for the fiscal years ended December 31, 1997 and 1996 expressed an unqualified opinion.

                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended December 31, 1997, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were met.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders to be included in the Company's 1999 proxy material must be received by the Secretary of the Company no later than December 1, 1998.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters which may come before the Annual Meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.

                                 SUSSEX BANCORP
                              REVOCABLE PROXY FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 22, 1998
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Candace A. Leatham and Terry H. Thompson and each of them, with full power of substitution, to vote all of the shares of Sussex Bancorp (the "Company") standing in the undersigned's name at the Annual Meeting of Shareholders of the Company, to be held at the Newton Office of The Sussex County State Bank (the "Bank"), 15 Trinity Street, Newton, New Jersey, Wednesday, April 22, 1998, at 3:30 P.M., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

                         (TO BE SIGNED ON REVERSE SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                                 SUSSEX BANCORP

                                 APRIL 22, 1998




                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

                                  WITHHOLD        THIS PROXY WILL BE VOTED AS
                     FOR ALL      AUTHORITY       SPECIFIED BELOW. IF NO CHOICE
                    NOMINEES   FOR ALL NOMINEES   IS SPECIFIED, THE PROXY WILL
1. ELECTION OF THE   [    ]        [    ]         BE VOTED "FOR" MANAGEMENT'S
   FOLLOWING TWO                                  NOMINEES TO THE BOARD OF
   (2) NOMINEES TO EACH SERVE ON THE BOARD OF     DIRECTORS.
   Directors for a term of three (3) years and    Nominees: Irvin Ackerson
   until their successors are elected and duly               William E. Kulsar
   qualified.

TO WITHHOLD AUTHORITY FOR ANY OF THE NOMINEES AT RIGHT,
PRINT THE NOMINEE'S NAME ON THE LINE BELOW:

-------------------------------------------------------

2. In their discretion, such other business as may properly come before the Annual meeting.

    PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.

Signature                              Signature
          ----------------------------           -----------------------------

Dated:
      --------------------------------, 1998

NOTE: (Please sign exactly as your name appears. When signing as an executor, administrator, guardian, trustee or attorney, please give your full title as such. If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his name and print his name and title below signature. If the shares are held in joint name, all joint owners should sign.